Exhibit 10.5

AMENDMENT NO. 3 TO

AMENDED & RESTATED SUPPLY AGREEMENT

This Amendment No. 3 to Amended & Restated Supply Agreement (this “Amendment”) is entered into as of the last date on the signature page hereto, between JINKO SOLAR CO., LTD., A People’s Republic of China limited liability company (hereinafter “JINKO”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”).  HOKU and JINKO are sometimes referred to in the singular as a “Party” or in the plural as the “Parties.”

Recitals

Whereas, HOKU and JINKO are parties to that certain Amended & Restated Supply Agreement, dated as of February 26, 2009, and as amended by Amendment No. 1 on November 25, 2009, and as amended by Amendment No. 2 on December 16, 2010 (the “Agreement”), pursuant to which JINKO has agreed to purchase from HOKU, and HOKU has agreed to sell to JINKO, specified volumes of polysilicon each year over a nine year period;

Whereas, HOKU and JINKO desire to further amend certain provisions of the Agreement as set forth herein to, among other things, extend the product shipment date, reduce the price of polysilicon per kilogram, and establish a new prepayment credit back schedule;

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Amendment, the Parties hereby agree as follows:

         1.    Definitions.            Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Supply Agreement.

         2.    Amendments.        The following provisions of the Agreement are amended and restated as follows:

2.1 The Pricing Schedule on Appendix 1 to the Agreement is hereby amended and restated as follows:

Time	August 2011 to June 2012	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Total
Volume (metric tons)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Price (per kg)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Deposit Offset/Refund (millions)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

The payment schedule for deposit refund for the period from August 2011 to June 2012 is as follows: [***]  per month by T/T before the 20th of every month from September 2011 to June 2012. Any failure to comply with the above Total Deposit Offset./Refund schedule will constitute a material breach of the Agreement by HOKU pursuant to the Section 10.2.

The Price in Year 5-8 shall be determined annually by the Parties three (3) months prior to the expiration of each Year, beginning in Year 4 of the Agreement.

During the Term of the Agreement, if there is a difference greater than or equal to [***] (+/-) between the price pursuant to the Agreement and the average contract price of the last twelve (12) months reported by Photon or another mutually acceptable third party index (the “Average Index Price”, then the price for such Year shall be renegotiated in good faith by the Parties. If, following [***] days of good faith negotiations, the Parties are unable to agree on the price, such Year’s price will be the same as the Average Index Price.

2.2           Section 2.3 of the Agreement is hereby amended and restated in its entirety to read as follows:
“2.3 “First Shipment Date” shall mean the first day after June 30, 2012 when HOKU shall commence deliveries to JINKO of Product pursuant to this Agreement.”

2.3	Section 2.12 of the Agreement is hereby amended and restated in its entirety to read as follows:

2.12 “Year” shall mean each of the eight (8) twelve-month periods commencing on the First Shipment Date.

2.4	The last sentence of Section 3 of the Agreement is hereby amended and restated in its entirety to read as follows:

This Agreement constitutes a firm order from JINKO for [***] metric tons of Product that cannot be cancelled during the term of this Agreement, except as set forth in section 10 below.

2.5	Section 4.3 of the Agreement is hereby amended such that the reference to June 30, 2011 is changed to July 1, 2012.

2.6	Section 5.2 of the Agreement is hereby amended such that the reference to July 1, 2011 is changed to July 1, 2012 and the reference to April 1, 2011 is changed to April 1, 2012.

2.7	The last sentence of Section 6.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

Unless HOKU is entitled to retain the Total Deposit as liquidated damages pursuant to Section 12 below, shipments to JINKO shall be credit against the Total Deposit in accordance with Pricing Schedule on Appendix 1 to the Agreement as amended by this Amendment.

2.8	Section 10.1 of the Agreement is hereby amended such that the reference to August 31, 2011 is change to July 1, 2012 and the reference to nine Years is changed to eight Years.

2.9	Section 10.2.5 of the Agreement is hereby amended such that the reference to August 31, 2011 is changed to July 1, 2012.

3.
This Amendment, together with the Agreement, constitute the entire agreement between the Parties concerning the subject matter hereof.  Except as specifically amended herein, the terms of the Agreement shall continue in full force and effect without modification or amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 to Amended & Restated Supply Agreement as of the date last set forth below.

JINKO SOLAR CO., LTD.		HOKU MATERIALS, INC.

By:	/s/ Chen Kang Ping	By:	/s/ Scott B. Paul
Name:	Chen Kang Ping	Name:	Scott B. Paul
Title:	CEO	Title:	CEO
Date:	9-19-2011	Date:	9-16-2011